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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 October 1, 2001


                            LINDSAY MANUFACTURING CO.
                            -------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     0-17116                    47-0554096
------------------------           ---------                  -------------
(State of Incorporation)    (Commission File Number)          (IRS Employer
                                                          Identification Number)


      2707 North 108th Street, Suite 102
              Omaha, Nebraska                                     68164
      ----------------------------------                         -------
     (Address of principal executive offices)                   (Zip Code)


                                 (402) 428-2131
                    ----------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                    ----------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     On October 1, 2001, the Company's Board of Directors, upon recommendation from the Company's Audit Committee, approved a change in the Company's independent accountants to KPMG LLP ("KPMG") for the year ended August 31, 2001, and the dismissal of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"). PricewaterhouseCoopers previously announced the sale and closure of its offices located in Omaha and Lincoln, Nebraska. The reports of PricewaterhouseCoopers for the fiscal years ended August 31, 2000 and 1999 contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended August 31, 2000 and 1999, and the interim period from September 1, 2000 through October 1, 2001, there were no disagreements between the Company and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years. No reportable event as described in paragraph (a) (1) (v) of Item 304 of Regulation S-K has occurred within the Company's fiscal years ended August 31, 2000 and 1999, or the period from September 1, 2000 through October 1, 2001.

     The Company did not consult with KPMG during the fiscal years ended August 31, 2000 and 1999, or during the interim period from September 1, 2000 through October 1, 2001, on any matter which was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304 (a) (1) (iv) and Regulation S-K Item 304 (a) (1) (v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, relating to which either a written report was provided to the Company or oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue.

     The Company has provided PricewaterhouseCoopers with a copy of the disclosures contained herein and has filed as exhibit 16 hereto the response of PricewaterhouseCoopers to the disclosures set forth herein.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               LINDSAY MANUFACTURING CO.


                               By  /s/ Bruce C. Karsk
                                   --------------------------------------------
                                   Bruce C. Karsk, Executive Vice President,
                                   Treasurer and Secretary, Principal Financial
                                   and Accounting Officer

                               DATED: October 4, 2001








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